Subsequent events	12 Months Ended
Dec. 31, 2019
Subsequent events
Subsequent events

24.  Subsequent events

Change of Business Operations

The Company used to attract funds from online investors, however, in response to the increasingly stringent regulatory environment and deteriorating macro-economy, the Company has ceased to offer new investment products to online investors since February 2020. The Company has informed all online investors on the platforms and will repay principals to existing online investors when the loans they fund through previous Investment Programs are due. The Company plan to use institutional funding partners as the primary funding source and will also facilitate loans through the Company’s micro credit company. Investors of existing Investment Programs now directly fund the underlying loans they used to invest in through Investment Programs and will receive repayment of principle when the respective underlying loans become due.

In April 2020, in an effort to reinforce investor confidence and accelerate their investment return, the Company entered into collaboration agreements with certain companies providing asset management services, pursuant to which the online investors have the option to transfer their rights to loans on platform to third-party companies and receive repayment of principals and interests in 18 months. The Company facilitates this arrangement by providing financial guarantees to the online investors who opt to participate in the arrangement. The Company has informed all online investors on the platforms of these changes in the business. For all online investors who do not opt for the asset management arrangement as of June 9, 2020, the Company may offer supplement arrangement for repayment.

On May 31, 2020, the Company released an announcement and plan that the Company will exit online lending information intermediary industry and cease to provide online lending information intermediary service before June 30, 2020. The Company is still evaluating the financial effect of the business change.

Impact of COVID-19

The recent outbreak of a novel strain of coronavirus, now named as COVID-19, has spread rapidly to many parts of the world. The epidemic has resulted in quarantines, travel restrictions, and the temporary closure of stores and facilities in China and many other countries for the past few months. In March 2020, the World Health Organization declared the COVID-19 a pandemic.

In response to this pandemic since December 2019, China and many other countries and jurisdictions have taken, and may adopt additional, restrictive measures to contain the virus’ spread, such as quarantines, travel restrictions and home office policies. These measures could slow down the development of the Chinese economy and adversely affect the global economic conditions and financial markets.

Substantially all of the Company’s operations are located in China and all of the revenue is sourced from China. Since the outbreak of COVID-19, the Company’s business and operation have been adversely affected. The collection activities are significantly limited due to various temporary measures. Moreover, most of the borrowers are small and micro enterprise owners, who are vulnerable in face of economic depression. If their financial situation deteriorate, it may be difficult for them to repay loans on the platform. In addition, the Company’s business operations could be disrupted if any of employees is suspected of contacting the COVID-19 or any other epidemic disease, since the Company’s employees could be quarantined and/or the Company’s offices be shut down for disinfection.

The COVID-19 has caused wide-ranging business disruptions and traffic declines in China in the first quarter of 2020, and with its growing spread globally, the virus’ adverse impact on business activities and travels is expected to continue in the foreseeable future. The extent to which the COVID-19 impacts the Company’s results remains uncertain, and the Company is closely monitoring its impact.